UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 4, 2013

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with its Special Meeting of Shareholders to be held on November 6, 2013, at 12:30 p.m. (the "Special Meeting") at its headquarters at 330 W. William Street, Corning, New York, Corning Natural Gas Corporation ("Corning Gas") is today sending to its shareholders of record as of September 24, 2013, a proxy statement/prospectus (incorporated by reference as an exhibit to this report) seeking approval of the creation of a holding company structure by a share-for-share exchange. If approved by holders of at least two-thirds of the outstanding shares of common stock of Corning Gas at the Special Meeting or any adjournment thereof, the holding company restructuring will be accomplished by the exchange of one share of Corning Natural Gas Holding Corporation ("Holding Company") for each outstanding share of Corning Gas and appropriate adjustment of all outstanding stock options issued to employees of Corning Gas.

Important Information for Shareholders of Corning Gas

The information contained in this Current Report on Form 8-K is for informational purposes only and is not an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor the solicitation of any vote in any jurisdiction, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Holding Company has filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 containing a joint proxy statement/prospectus of Corning Gas and Holding Company. The proxy statement/prospectus is being mailed to shareholders of Corning Gas. Shareholders of Corning Gas are urged to read the joint proxy statement/prospectus carefully and in their entirety because they contain important information about the proposed reorganization of Corning Gas to a holding company structure, the share for share exchange, and the Holding Company, among other things.

The Proxy Statement/Prospectus, dated October 4, 2013, for the Special Meeting and the proposed issuance by Holding Company of its common stock for outstanding shares of Corning Gas's common stock in connection with the formation of the holding company structure (the "Proxy Statement/Prospectus") was filed with the Securities and Exchange Commission ("SEC") on October 4, 2013 by Holding Company. The Proxy Statement/Prospectus, including the exhibits thereto, is available free of charge at the SEC's web site at www.sec.gov, and from Corning Gas by contacting Corporate Secretary by mail at Corning Natural Gas Corporation, 330 West William Street, Corning, New York 14830, by telephone at (607) 936-3755 or by going to Corning Gas's Investor Relations page on its corporate web site at www.corninggas.com.

Corning Gas, Holding Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Corning Gas in connection with the Special Meeting. Information about Corning Gas's directors and executive officers, including their holdings of Corning Gas's common stock, is set forth in the Proxy Statement/Prospectus.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Exchange, dated September 12, 2013, between Corning Natural Gas Corporation and Corning Natural Gas Holding Corporation

99.1	Corning Natural Gas Corporation/Corning Natural Gas Holding Corporation Proxy Statement/Prospectus, dated October 4, 2013, for Special Meeting of Shareholders to be held on November 6, 2013

99.2	Corning Natural Gas Corporation Form of Proxy for Special Meeting of Shareholders to be held on November 6, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Michael I. German

President and Chief Executive Officer

Dated: October 4, 2013

INDEX OF EXHIBITS
Exhibit No.	Description
2.1

Agreement and Plan of Exchange, dated September 12, 2013, between Corning Natural Gas Corporation and Corning Natural Gas Holding Corporation (incorporated by reference to Exhibit 2.1 of Amendment No. 1 to the Registration Statement on Form S-4 (No. 333-190348) filed by Corning Natural Gas Holding Corporation on September 12, 2013)

99.1

Corning Natural Gas Corporation/Corning Natural Gas Holding Corporation Proxy Statement/Prospectus, dated October 4, 2013, for Special Meeting of Shareholders to be held on November 6, 2013 (incorporated by reference to filing, on October 4, 2013, by Corning Natural Gas Holding Corporation pursuant to Rule 424(b)(2) under Registration Statement No. 333-190348)

99.2	Corning Natural Gas Corporation Form of Proxy for Special Meeting of Shareholders to be held on November 6, 2013 (filed herewith)